UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21905
                                                    -----------

                 First Trust/Aberdeen Emerging Opportunity Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                           ---------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2016
                                             ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                           FIRST TRUST/ ABERDEEN
                                                 EMERGING OPPORTUNITY FUND (FEO)

--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                   JUNE 30, 2016

    ABERDEEN
ASSET MANAGEMENT                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   4
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  16
Statement of Operations.....................................................  17
Statements of Changes in Net Assets.........................................  18
Statement of Cash Flows.....................................................  19
Financial Highlights........................................................  20
Notes to Financial Statements...............................................  21
Additional Information......................................................  28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other material risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2016


Dear Shareholders:

Thank you for your investment in First Trust /Aberdeen Emerging Opportunity Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended June 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of June 30, 2016, the S&P 500(R) Index was up 15.73%.

First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investment opportunities each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
"AT A GLANCE"
AS OF JUNE 30, 2016 (UNAUDITED)

---------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FEO
Common Share Price                                             $14.72
Common Share Net Asset Value ("NAV")                           $16.78
Premium (Discount) to NAV                                      (12.28)%
Net Assets Applicable to Common Shares                    $88,133,286
Current Quarterly Distribution per Common Share (1)            $0.350
Current Annualized Distribution per Common Share               $1.400
Current Distribution Rate on Closing Common Share Price (2)      9.51%
Current Distribution Rate on NAV (2)                             8.34%
---------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price    NAV
6/15        $15.89               $18.09
             15.99                18.14
             15.64                17.94
             15.76                18.09
             15.39                17.64
7/15         15.36                17.64
             14.86                17.38
             14.64                17.13
             13.81                16.48
8/15         13.74                16.49
             13.54                16.08
             13.68                16.13
             13.76                16.36
9/15         13.21                15.60
             13.26                15.78
             13.81                16.56
             14.01                16.63
             14.13                16.59
10/15        13.94                16.39
             14.03                16.48
             13.61                16.15
             14.05                16.51
11/15        13.87                16.20
             13.70                16.09
             13.05                15.45
             13.30                15.62
             13.10                15.46
12/15        13.06                15.34
             12.57                14.73
             11.99                14.32
1/16         11.99                14.43
             12.46                14.86
             12.11                14.60
             12.47                14.94
2/16         12.59                14.93
             13.43                15.81
             13.79                16.07
3/16         14.02                16.41
             13.93                16.22
             13.96                16.06
             14.14                16.52
             14.45                16.56
4/16         14.51                16.65
             14.10                16.24
             13.92                16.19
             13.85                16.02
5/16         13.98                16.23
             14.25                16.50
             14.56                16.59
             14.47                16.52
             14.36                16.17
6/16         14.72                16.78


-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Average Annual Total Return
                                                                                  -------------------------------------
                                                6 Months Ended    1 Year Ended    5 Years Ended    Inception (08/28/06)
                                                   6/30/16          6/30/16          6/30/16            to 6/30/16
FUND PERFORMANCE (3)
NAV                                                 14.78%            2.66%           1.77%               7.21%
Market Value                                        18.27%            2.52%           0.95%               5.30%

INDEX PERFORMANCE
Blended Index(4)                                    10.24%           -0.27%           0.61%               5.90%
Barclays Capital Global Emerging Markets Index       9.06%            7.26%           5.22%               7.02%
FTSE All World Emerging Market Index                 8.07%          -11.87%          -2.90%               4.07%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                         % OF TOTAL
TOP 10 HOLDINGS                                          INVESTMENTS
--------------------------------------------------------------------
Russian Federal Bond - Ofz (RUB), 7.05%, 1/19/28             5.0%
Brazil Notas Do Tesouro Nacional Series F (BRL),
   10%, 1/1/25                                               4.3
Peruvian Government International Bond (PEN),
   6.9%, 8/12/37                                             2.2
Turkey (Rep Of) 10.4% (TRY), 10.4%, 3/20/24                  2.2
Samsung Electronics Co., Ltd., Preference Shares, 0%         1.9
South Africa Government Bond (ZAR), 10.5%, 12/21/26          1.6
Astra International Tbk Pt, 0%                               1.6
Indonesia Treasury Bond (IDR), 8.38%, 3/15/34                1.5
Housing Development Finance Corp, 0%                         1.5
Mexican Bonos (MXN), 8.5%, 11/18/38                          1.5
--------------------------------------------------------------------
                                     Total                  23.3%
                                                           ======

-----------------------------------
                        % OF TOTAL
TOP 10 COUNTRIES(5)     INVESTMENTS
-----------------------------------
Brazil                     11.7%
Russia                      8.6
Mexico                      7.1
India                       7.0
South Africa                6.9
Turkey                      6.1
Indonesia                   5.5
Hong Kong                   3.6
Argentina                   3.3
Poland                      3.2
-----------------------------------
                 Total     63.0%
                          ======

(1) Most recent distribution paid or declared through 6/30/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) Blended Index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Global Emerging Markets Index (35.0%)

(5) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

(6) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its Shares. Credit ratings are subject to change.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
"AT A GLANCE" (CONTINUED)
AS OF JUNE 30, 2016 (UNAUDITED)

-----------------------------------------------------
                                          % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
-----------------------------------------------------
Sovereigns                                   41.8%
Banks                                        10.7
Real Estate Management & Development          3.0
Construction Materials                        2.8
Food & Staples Retailing                      2.8
Integrated Oils                               2.6
Oil, Gas & Consumable Fuels                   2.5
Wireless Telecommunications Services          2.5
Automobiles                                   2.1
Beverages                                     1.9
Technology Hardware, Storage & Peripherals    1.9
Exploration & Production                      1.8
Metals & Mining                               1.5
Semiconductors                                1.5
Thrifts & Mortgage Finance                    1.5
Insurance                                     1.4
Railroad                                      1.4
Government Agencies                           1.2
Tobacco                                       1.1
IT Services                                   1.0
Real Estate                                   1.0
Diversified Financial Services                0.9
Pipeline                                      0.9
Financial Services                            0.8
Food & Beverage                               0.8
Transportation Infrastructure                 0.8
Construction Materials Manufacturing          0.7
Multiline Retail                              0.7
Energy Equipment & Services                   0.6
Hotels, Restaurants & Leisure                 0.6
Household Products                            0.6
Food Products                                 0.5
Specialty Retail                              0.5
Utilities                                     0.5
Wireline Telecommunication Services           0.5
Internet Software & Services                  0.4
Pharmaceuticals                               0.4
Software & Services                           0.4
Transportation & Logistics                    0.4
Chemicals                                     0.3
Oil & Gas Services & Equipment                0.3
Entertainment Content                         0.2
Home Improvement                              0.2
Industrial Other                              0.0*
-----------------------------------------------------
                                     Total  100.0%
                                            ======

 * Amount is less than 0.05%.

--------------------------------------------------------------------
                                                         % OF TOTAL
                                                        FIXED INCOME
CREDIT QUALITY(6)                                       INVESTMENTS
--------------------------------------------------------------------
A                                                            7.7%
A-                                                           3.7
BBB+                                                         2.8
BBB                                                         11.1
BBB-                                                        24.0
BB+                                                          6.1
BB                                                          12.0
BB-                                                          5.9
B+                                                           8.7
B                                                           10.1
B-                                                           3.2
CCC                                                          1.1
NR                                                           3.6
--------------------------------------------------------------------
                                     Total                 100.0%
                                                           ======

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)


                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

EQUITY MANAGEMENT TEAM                                       FIXED-INCOME MANAGEMENT TEAM

DEVAN KALOO                                                  BRETT DIMENT
Head of Global Emerging Markets Equity                       Head of Emerging Market Debt

JOANNE IRVINE                                                KEVIN DALY
Head of Global Emerging Markets ex Asia                      Senior Investment Manager, Emerging Market Debt

MARK GORDON-JAMES                                            EDWIN GUTIERREZ
Senior Investment Manager, Global Emerging Markets Equity    Head of Emerging Market Sovereign Debt

FIONA MANNING                                                MAX WOLMAN
Senior Investment Manager, Global Emerging Markets Equity    Senior Investment Manager, Emerging Market Debt

                                   COMMENTARY

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The investment objective of the Fund is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved, and the Fund may not be appropriate for all investors.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of 14.78% and a market value total return of 18.27% for the six months ended June 30, 2016 compared to the Fund's blended index(2) total return of 10.24% over the same period. In addition to the blended index, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2016 for these indices were as follows: the Barclays Capital Global Emerging Markets Index was 9.06% and the FTSE All World Emerging Market Index was 8.07%.

An important factor impacting the return of the Fund relative to its blended index was the use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund are rising. Unlike the Fund, the Barclays Capital Global Emerging Markets Index, the FTSE All World Emerging Market Index, and the components of the blended index are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.

-----------------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(2) The blended index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Global Emerging Markets Index (35.0%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)


                            FIXED INCOME COMMENTARY

MARKET RECAP

During the six months ended June 30, 2016, low commodity prices and worries over global growth initially weighed on emerging markets; however, risk sentiment improved considerably as crude oil prices rose and it became likely that monetary tightening in the US may not be as forthcoming as previously expected. The positive market tone continued in the second quarter of the year resulting in the primary market reopening. Investors shrugged off a disappointing Organization of the Petroleum Exporting Countries ("OPEC") meeting in Doha in April when the oil cartel failed to reach a deal to cut production. Emerging market currencies gave back some of their earlier gains before recovering in June after a weak non-farm payrolls print in the US at the beginning of June came in much lower than consensus expected.

Finally, at the end of the period, news flow was dominated by Britain's surprise referendum ("Brexit") result in favor of leaving the European Union ("EU"). The decision for Brexit temporarily shocked financial markets and the sterling fell by nearly 12% against the US dollar before paring back losses. Developed market rates subsequently rallied significantly and risk markets sold off. As investors began to digest the myriad of global economics and politics of the UK, Europe and the globe, policymakers sought to reassure the market that they would keep or even enhance the loose policy environment which has been a staple of monetary policy since the Lehman crisis in 2008, and risky assets outperformed. We believe the bigger test for emerging markets in the short term will be technical and focused on how exchange-traded fund flows react, as these funds have been the source of the majority of inflows in 2016 (according to the Institute of International Finance) as cross-over investors increased their risk positioning on the back of the rebound in commodity prices.

Over the six-month period, the JP Morgan Emerging Markets Bond Index - Global Diversified returned 10.31% while its spread over U.S. Treasuries tightened by 27 basis points ("bps") to 388 bps. High-yield assets marginally outperformed their investment-grade counterparts returning 10.25% and 10.22% respectively, as commodity prices remained stable and risk sentiment improved. Ecuador, Brazil and Venezuela were the top performers, while other commodity exporters such as Iraq and Colombia also had strong returns. Belize was the worst performer during the period as an adverse Moody's report was released warning of a possible credit event in 2017. Mozambique also declined as it struggled to contain the fallout over its hidden external debt obligations.

In local currency debt, the JP Morgan Government Bond Index - Emerging Markets Diversified (unhedged in USD terms) returned 13.68% with positive returns witnessed in both local rates and currencies. Brazil was the best performer as the market reacted to improved balance of payments data and the start of a policy rate cutting cycle, while Russia and Peru also had strong returns. Mexico was the worst performer due to its currency depreciating over 6%, while eastern European countries such as Poland, Romania and Hungary also underperformed.

PERFORMANCE ANALYSIS

The emerging market ("EM") debt portion of the Fund outperformed the EM debt portion of the blended index over the period under review. In hard currency debt, it benefited from overweight positions in Venezuela and Brazil as well as underweight positioning in Lebanon, Hungary and Poland. On the other side, selection effects in Kazakhstan, an off-blended index position in the United Arab Emirates and an overweight in the Dominican Republic detracted from performance. In local currency debt, overweights to Brazil and Russia were the main contributors to the Fund's performance, while an underweight to Romania was also beneficial. An underweight in Colombia detracted from the Fund, while positioning in Uruguay inflation-linked bonds was also negative.

MARKET AND FUND OUTLOOK

In terms of issuance, the fact that this year has played out similarly to recent years suggests that it is not the mainstream EM countries who are the main drivers of new Eurobond issuance, but the high-yield nations. Investment-grade credits are more focused on using their local bond market for their financing needs rather than issuing debt in foreign currency, while high-yielding nations do not yet have a sophisticated pension fund system, banking sector, asset management industry or insurance industry which can absorb large amounts of government treasury bonds or bills. With new bonds this year from such countries as the Dominican Republic, Armenia, Tunisia and Gabon, we do expect this trend in "frontier market" bond growth to continue. We believe the exogenous risks surrounding Greece and US monetary policy will likely continue to keep risk appetite subdued, although we do consider bond valuations attractive at this point in time. Recent credit rating upgrades to Uruguay, Jamaica and an upwards outlook revision in Malaysia indicate the improving nature of certain EM countries.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)


                               EQUITY COMMENTARY

MARKET RECAP

Emerging market equities ended higher after a volatile six-month period. At first, a sharp sell-off in Chinese shares and the continued slump in crude oil prices triggered a renewed bout of risk aversion. However, the Bank of Japan's surprise move to impose negative interest rates and a rebound in commodity prices prompted a comeback. Subsequently, oil prices continued to stabilize, while investors were also comforted by the US Federal Reserve (the "Fed")'s delay in hiking rates. Towards the period end, Britain's vote to leave the EU sent shockwaves across global markets and the pound crashed to a multi-year low. Conversely, safe-haven assets such as the US treasuries, gold and the Japanese yen rallied.

PERFORMANCE ANALYSIS

The Fund outperformed the blended index, driven by both positive allocation and stock selection.

The Fund gained the most from its underweight position to China, as growth concerns led to a 4.5% decline in the blended index. However, this was partially offset by our Hong Kong holdings, Hang Lung and AIA Group. In Indonesia, the Fund benefited from holding Astra International, as the group reported encouraging vehicle sales. There was also broader appreciation at the passing of a tax amnesty law, which should help the government approach its fiscal targets. Thai lender Siam Commercial Bank was another outperformer as investors saw value following a period of weakness. In India, lenders HDFC and ICICI Bank were laggards, weighed down by soft economic data and contagion fears from the reputed poor lending practices of state banks.

In Latin America, the Fund's overweight to Brazil was the key driver of outperformance. The local market rose sharply in the run-up to president Dilma Rousseff's impeachment and extended its rally in response to president Michel Temer's ambitious program of reforms to buttress the country's public finances. At the stock level, Banco Bradesco, Ultrapar, Lojas Renner and Multiplan were the top contributors to relative performance.

The Europe, Middle East and Africa region also added to relative performance with allocation being the main contributor. Turkish shares ended higher over the review period despite regional geopolitical instability. The Fund's holdings there, such as lenders Akbank and Garanti, as well as hard-discount retailer BIM, contributed to relative performance.

MARKET OUTLOOK

Following the Brexit vote, we believe cautious sentiment is likely to dominate trading as investors monitor developments as they unfold. While the Fund's EM portfolio has limited direct exposure to the UK, a more pressing concern might be the implications of Brexit on Europe, both in terms of sentiment as well as from the perspective of creating new political fault lines within the EU, which could impact expectations for global growth. Given these uncertainties, we believe the Fed could further delay its rate hikes. Meanwhile, central banks from Europe to Japan have also indicated that they may be compelled to ease monetary policy further if needed.

More importantly, we believe fundamentals are still improving across emerging economies, underpinned by solid growth potential. Easing monetary policy could also provide some stimulus over the coming months. At the corporate level, we are encouraged by signs that the earnings cycle seems to be now turning for the better amid stabilizing top lines and commendable cost control. As bottom-up stock pickers, we stand by our strategy to invest in high-quality companies and continue to find opportunities amid attractive valuations.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2016 (UNAUDITED)

    SHARES                                             DESCRIPTION                                            VALUE
--------------  -----------------------------------------------------------------------------------------  ------------
COMMON STOCKS - 43.0%

                BRAZIL - 4.7%
       142,056  Banco Bradesco S.A., ADR.................................................................  $  1,109,457
        31,800  BRF S.A..................................................................................       443,990
        83,000  Lojas Renner S.A.........................................................................       614,174
        25,454  Multiplan Empreendimentos Imobiliarios S.A., Preference Shares...........................       477,020
        45,267  Ultrapar Participacoes S.A...............................................................     1,000,516
        59,604  Vale S.A., ADR...........................................................................       301,596
        58,842  Vale S.A., Preference Shares, ADR........................................................       235,957
                                                                                                           ------------
                                                                                                              4,182,710
                                                                                                           ------------
                CHILE - 0.5%
        24,459  Banco Santander Chile S.A., ADR..........................................................       473,771
                                                                                                           ------------
                CHINA - 1.9%
       106,000  China Mobile Ltd. (b)....................................................................     1,224,747
       692,000  PetroChina Co., Ltd., Class H (b)........................................................       476,953
                                                                                                           ------------
                                                                                                              1,701,700
                                                                                                           ------------
                HONG KONG - 3.5%
       221,000  AIA Group Ltd. (b).......................................................................     1,329,033
       202,000  Hang Lung Group Ltd. (b).................................................................       608,589
        17,079  Hong Kong Exchanges and Clearing Ltd. (b)................................................       416,140
       283,000  Swire Pacific Ltd., B Shares (b).........................................................       560,920
        54,600  Swire Properties Ltd. (b)................................................................       145,476
                                                                                                           ------------
                                                                                                              3,060,158
                                                                                                           ------------
                HUNGARY - 0.5%
        21,000  Richter Gedeon Nyrt (b)..................................................................       417,692
                                                                                                           ------------
                INDIA - 7.1%
        12,000  Grasim Industries Ltd. (b)...............................................................       831,351
        11,000  Hero MotoCorp Ltd. (b)...................................................................       519,511
        43,000  Hindustan Unilever Ltd. (b)..............................................................       573,557
        75,500  Housing Development Finance Corp., Ltd. (b)..............................................     1,406,606
       200,000  ICICI Bank Ltd. (b)......................................................................       715,825
        49,472  Infosys Ltd. (b).........................................................................       858,556
       184,173  ITC Ltd. (b).............................................................................     1,008,327
         1,900  Tata Consultancy Services Ltd. (b).......................................................        72,008
         5,428  UltraTech Cement Ltd. (b)................................................................       275,104
                                                                                                           ------------
                                                                                                              6,260,845
                                                                                                           ------------
                INDONESIA - 2.3%
     2,586,100  Astra International Tbk PT (b)...........................................................     1,457,945
       423,400  Indocement Tunggal Prakarsa Tbk PT (b)...................................................       544,508
                                                                                                           ------------
                                                                                                              2,002,453
                                                                                                           ------------
                ITALY - 0.7%
        19,900  Tenaris S.A., ADR........................................................................       573,916
                                                                                                           ------------
                MALAYSIA - 0.8%
       170,542  CIMB Group Holdings Bhd (b)..............................................................       185,500
       105,000  Public Bank Bhd (b)......................................................................       505,938
                                                                                                           ------------
                                                                                                                691,438
                                                                                                           ------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

    SHARES                                             DESCRIPTION                                            VALUE
--------------  -----------------------------------------------------------------------------------------  ------------
COMMON STOCKS (CONTINUED)

                MEXICO - 3.6%
        12,700  Fomento Economico Mexicano, S.A.B. de C.V., ADR..........................................  $  1,174,623
        16,500  Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR................................       782,760
       211,200  Grupo Financiero Banorte, S.A.B. de C.V., O Shares.......................................     1,180,383
                                                                                                           ------------
                                                                                                              3,137,766
                                                                                                           ------------
                PHILIPPINES - 1.9%
     1,189,000  Ayala Land, Inc. (b).....................................................................       986,306
       325,359  Bank of the Philippine Islands (b).......................................................       673,704
                                                                                                           ------------
                                                                                                              1,660,010
                                                                                                           ------------
                POLAND - 0.6%
        16,196  Bank Pekao S.A. (b)......................................................................       565,472
                                                                                                           ------------
                PORTUGAL - 0.5%
        29,692  Jeronimo Martins SGPS S.A. (b)...........................................................       468,297
                                                                                                           ------------
                RUSSIA - 1.8%
        19,500  Lukoil PJSC, ADR.........................................................................       813,735
         5,496  Magnit PJSC (b)..........................................................................       775,031
                                                                                                           ------------
                                                                                                              1,588,766
                                                                                                           ------------
                SOUTH AFRICA - 2.4%
        18,000  BHP Billiton PLC (b).....................................................................       224,441
        48,610  Massmart Holdings Ltd. (b)...............................................................       415,233
        40,215  MTN Group Ltd. (b).......................................................................       390,825
         9,899  SABMiller PLC (b)........................................................................       572,681
        85,729  Truworths International Ltd. (b).........................................................       498,894
                                                                                                           ------------
                                                                                                              2,102,074
                                                                                                           ------------
                SOUTH KOREA - 2.8%
         2,500  E-Mart, Inc. (b).........................................................................       377,257
           518  NAVER Corp. (b)..........................................................................       320,909
         1,700  Samsung Electronics Co., Ltd., Preference Shares (b).....................................     1,753,699
                                                                                                           ------------
                                                                                                              2,451,865
                                                                                                           ------------
                TAIWAN - 2.0%
       108,005  Taiwan Mobile Co., Ltd. (b)..............................................................       377,504
       270,954  Taiwan Semiconductor Manufacturing Co., Ltd. (b).........................................     1,365,526
                                                                                                           ------------
                                                                                                              1,743,030
                                                                                                           ------------
                THAILAND - 2.1%
        67,200  Siam Cement Public (The) Co., Ltd. (b)...................................................       912,692
       230,600  Siam Commercial Bank Public Co., Ltd. (b)................................................       916,748
                                                                                                           ------------
                                                                                                              1,829,440
                                                                                                           ------------
                TURKEY - 2.2%
       188,635  Akbank TAS (b)...........................................................................       540,649
        27,444  BIM Birlesik Magazalar A.S. (b)..........................................................       535,222
       115,150  Haci Omer Sabanci Holding AS (b).........................................................       377,900
       192,000  Turkiye Garanti Bankasi AS (b)...........................................................       507,155
                                                                                                           ------------
                                                                                                              1,960,926
                                                                                                           ------------
                UNITED KINGDOM - 0.5%
        57,039  Standard Chartered PLC (b)...............................................................       432,756
                                                                                                           ------------
                UNITED STATES - 0.6%
         6,500  Yum! Brands, Inc.........................................................................       538,980
                                                                                                           ------------
                TOTAL COMMON STOCKS......................................................................    37,844,065
                (Cost $31,818,380)                                                                         ------------


Page 8                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                       STATED        STATED         VALUE
  CURRENCY)                              DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES - 47.0%

                ARGENTINA - 3.3%
     1,076,000  Argentine Republic Government
                   International Bond (USD) (c)..............................     7.50%       04/22/26     $  1,165,846
       630,917  Argentine Republic Government
                   International Bond (USD)..................................     8.28%       12/31/33          706,627
       518,754  Argentine Republic Government
                   International Bond (USD)..................................     8.28%       12/31/33          573,223
       464,000  Argentine Republic Government
                   International Bond (USD) (c)..............................     7.13%       07/06/36          464,000
                                                                                                           ------------
                                                                                                              2,909,696
                                                                                                           ------------
                ARMENIA - 0.5%
       396,000  Armenia International Bond (USD) (c).........................     6.00%       09/30/20          400,443
                                                                                                           ------------
                AZERBAIJAN - 0.5%
       422,000  Southern Gas Corridor CJSC (USD) (c).........................     6.88%       03/24/26          456,815
                                                                                                           ------------
                BRAZIL - 4.6%
    14,400,000  Brazil Notas do Tesouro Nacional, Series F (BRL).............    10.00%       01/01/25        4,033,343
                                                                                                           ------------
                COLOMBIA - 0.3%
       240,000  Colombia Government International Bond (USD).................     4.50%       01/28/26          256,500
                                                                                                           ------------
                COSTA RICA - 0.3%
       300,000  Costa Rica Government International Bond (USD)...............     4.25%       01/26/23          287,250
                                                                                                           ------------
                EGYPT - 0.3%
       340,000  Egypt Government International Bond (USD) (c)................     5.88%       06/11/25          299,200
                                                                                                           ------------
                ETHIOPIA - 0.8%
       790,000  Ethiopia International Bond (USD) (c)........................     6.63%       12/11/24          740,625
                                                                                                           ------------
                GHANA - 1.2%
     1,850,000  Ghana Government Bond (GHS)..................................    23.00%       08/21/17          465,935
       300,000  Ghana Government International Bond (USD)....................     8.13%       01/18/26          259,080
       350,000  Ghana Government International Bond (USD) (c)................     8.13%       01/18/26          302,260
                                                                                                           ------------
                                                                                                              1,027,275
                                                                                                           ------------
                HONDURAS - 0.5%
       410,000  Honduras Government International Bond (USD) (c).............     7.50%       03/15/24          446,900
                                                                                                           ------------
                HUNGARY - 0.7%
   144,650,000  Hungary Government Bond (HUF)................................     5.50%       06/24/25          606,720
                                                                                                           ------------
                INDONESIA - 3.5%
       470,000  Indonesia Government International Bond (USD) (c)............     5.88%       01/15/24          545,302
 9,131,000,000  Indonesia Treasury Bond (IDR)................................     5.25%       05/15/18          669,319
17,457,000,000  Indonesia Treasury Bond (IDR)................................     8.38%       03/15/34        1,407,126
       440,000  Pertamina Persero PT (USD) (c)...............................     4.30%       05/20/23          448,416
                                                                                                           ------------
                                                                                                              3,070,163
                                                                                                           ------------
                IRAQ - 0.8%
       880,000  Iraq International Bond (USD)................................     5.80%       01/15/28          673,200
                                                                                                           ------------
                IVORY COAST - 0.5%
       465,300  Ivory Coast Government International Bond (USD)..............     5.75%       12/31/32          434,339
                                                                                                           ------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                       STATED        STATED         VALUE
  CURRENCY)                              DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                JAMAICA - 0.6%
       477,000  Jamaica Government International Bond (USD)..................     7.88%       07/28/45     $    510,390
                                                                                                           ------------
                KAZAKHSTAN - 1.0%
       480,000  KazMunayGas National Co., JSC (USD)..........................     9.13%       07/02/18          534,000
       353,000  KazMunayGas National Co., JSC (USD)..........................     7.00%       05/05/20          386,020
                                                                                                           ------------
                                                                                                                920,020
                                                                                                           ------------
                KENYA - 0.2%
       200,000  Kenya Government International Bond (USD)....................     6.88%       06/24/24          185,514
                                                                                                           ------------
                MEXICO - 1.8%
     3,850,000  Mexican Bonos (MXN)..........................................     6.50%       06/09/22          220,419
    20,380,000  Mexican Bonos (MXN)..........................................     8.50%       11/18/38        1,390,524
                                                                                                           ------------
                                                                                                              1,610,943
                                                                                                           ------------
                MONGOLIA - 0.7%
       700,000  Mongolia Government International Bond (USD).................     5.13%       12/05/22          577,084
                                                                                                           ------------
                PARAGUAY - 0.2%
       200,000  Paraguay Government International Bond (USD) (c).............     5.00%       04/15/26          211,500
                                                                                                           ------------
                PERU - 2.3%
     6,320,000  Peruvian Government International Bond (PEN).................     6.90%       08/12/37        2,035,161
                                                                                                           ------------
                POLAND - 2.7%
     4,050,000  Poland Government Bond (PLN).................................     4.75%       04/25/17        1,052,817
     4,870,000  Poland Government Bond (PLN).................................     4.00%       10/25/23        1,350,419
                                                                                                           ------------
                                                                                                              2,403,236
                                                                                                           ------------
                ROMANIA - 1.7%
     1,890,000  Romania Government Bond (RON)................................     5.80%       07/26/27          548,862
       810,000  Romanian Government International Bond (USD).................     6.75%       02/07/22          960,417
                                                                                                           ------------
                                                                                                              1,509,279
                                                                                                           ------------
                RUSSIA - 5.6%
   323,100,000  Russian Federal Bond - OFZ (RUB).............................     7.05%       01/19/28        4,653,378
       200,000  Russian Foreign Bond - Eurobond (USD)........................     5.88%       09/16/43          234,264
                                                                                                           ------------
                                                                                                              4,887,642
                                                                                                           ------------
                RWANDA - 0.6%
       300,000  Rwanda International Government Bond (USD)...................     6.63%       05/02/23          292,560
       200,000  Rwanda International Government Bond (USD) (c)...............     6.63%       05/02/23          195,040
                                                                                                           ------------
                                                                                                                487,600
                                                                                                           ------------
                SENEGAL - 0.5%
       380,000  Senegal Government International Bond (USD)..................     8.75%       05/13/21          417,050
                                                                                                           ------------
                SOUTH AFRICA - 4.9%
       710,000  Eskom Holdings SOC Ltd. (USD) (c)............................     6.75%       08/06/23          703,610
    20,053,023  South Africa Government Bond (ZAR)...........................    10.50%       12/21/26        1,516,026
    10,260,000  South Africa Government Bond (ZAR)...........................     8.00%       01/31/30          632,390
    23,520,000  South Africa Government Bond (ZAR)...........................     6.25%       03/31/36        1,150,984
       260,000  South Africa Government International Bond (USD).............     4.88%       04/14/26          270,237
                                                                                                           ------------
                                                                                                              4,273,247
                                                                                                           ------------
                TANZANIA - 0.3%
       266,667  Tanzania Government International Bond (USD) (d).............     6.89%       03/09/20          274,000
                                                                                                           ------------


Page 10                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                       STATED        STATED         VALUE
  CURRENCY)                              DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                TURKEY - 3.6%
     1,750,000  Turkey Government Bond (TRY).................................     6.30%       02/14/18     $    589,519
     5,390,000  Turkey Government Bond (TRY).................................    10.40%       03/20/24        2,018,088
       860,000  Turkey Government Bond (TRY).................................     8.00%       03/12/25          281,484
       260,000  Turkey Government International Bond (USD)...................     6.25%       09/26/22          294,581
                                                                                                           ------------
                                                                                                              3,183,672
                                                                                                           ------------
                UKRAINE - 1.5%
       297,000  Ukraine Government International Bond (USD) (c)..............     7.75%       09/01/20          291,802
       115,000  Ukraine Government International Bond (USD) (c)..............     7.75%       09/01/21          112,413
       865,000  Ukraine Government International Bond (USD) (c)..............     7.75%       09/01/24          831,373
       188,000  Ukraine Government International Bond (USD) (c)..............     0.00%       05/31/40           61,335
                                                                                                           ------------
                                                                                                              1,296,923
                                                                                                           ------------
                URUGUAY - 0.2%
       158,000  Uruguay Government International Bond (USD)..................     7.63%       03/21/36          214,288
                                                                                                           ------------
                VENEZUELA - 0.4%
       720,000  Venezuela Government International Bond (USD)................     7.75%       10/13/19          325,800
                                                                                                           ------------
                ZAMBIA - 0.4%
       440,000  Zambia Government International Bond (USD) (c)...............     8.97%       07/30/27          382,800
                                                                                                           ------------
                TOTAL FOREIGN SOVEREIGN BONDS AND NOTES..................................................    41,348,618
                (Cost $41,106,330)                                                                         ------------

FOREIGN CORPORATE BONDS AND NOTES (e) - 15.4%

                ARGENTINA - 0.2%
       150,000  Cablevision SA (USD) (c).....................................     6.50%       06/15/21         153,375
                                                                                                           ------------
                BANGLADESH - 0.3%
       250,000  Banglalink Digital Communications Ltd. (USD) (c).............     8.63%       05/06/19          263,750
                                                                                                           ------------
                BARBADOS - 0.3%
       250,000  Sagicor Finance 2015 Ltd. (USD) (c)..........................     8.88%       08/11/22          279,250
                                                                                                           ------------
                BRAZIL - 3.1%
       247,000  Caixa Economica Federal (USD)................................     4.25%       05/13/19          243,295
       414,000  Marfrig Overseas Ltd. (USD)..................................     9.50%       05/04/20          427,861
       350,000  OAS Finance Ltd. (USD) (f) (g) (h) (i).......................     8.88%         (j)               5,775
       200,000  OAS Investments GmbH (USD) (f) (g) (i).......................     8.25%       10/19/19            1,020
       180,000  Petrobras Global Finance BV (USD)............................     5.75%       01/20/20          174,348
       795,000  Petrobras Global Finance BV (USD)............................     5.38%       01/27/21          730,168
       650,000  Petrobras Global Finance BV (USD)............................     8.75%       05/23/26          654,875
       356,872  QGOG Atlantic/Alaskan Rigs Ltd. (USD)........................     5.25%       07/30/18          290,850
       166,000  Vale Overseas Ltd. (USD).....................................     4.38%       01/11/22          155,990
                                                                                                           ------------
                                                                                                              2,684,182
                                                                                                           ------------
                DOMINICAN REPUBLIC - 0.5%
       460,000  AES Andres BV / Domincan Power Partners / Empresa
                   Generadora De Electricidad It (USD) (c)...................     7.95%       05/11/26          480,125
                                                                                                           ------------
                GEORGIA - 1.3%
       350,000  Georgian Oil and Gas Corp. JSC (USD) (c).....................     6.75%       04/26/21          362,250
       680,000  Georgian Railway JSC (USD)...................................     7.75%       07/11/22          753,100
                                                                                                           ------------
                                                                                                              1,115,350
                                                                                                           ------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                       STATED        STATED         VALUE
  CURRENCY)                              DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN CORPORATE BONDS AND NOTES (e) (CONTINUED)

                GUATEMALA - 1.0%
       400,000  Comcel Trust via Comunicaciones Celulares SA (USD) (c).......     6.88%       02/06/24     $    392,000
       500,000  Industrial Subordinated Trust (USD)..........................     8.25%       07/27/21          528,750
                                                                                                           ------------
                                                                                                                920,750
                                                                                                           ------------
                HONG KONG - 0.3%
       260,000  Shimao Property Holdings Ltd. (USD)..........................     8.38%       02/10/22          294,045
                                                                                                           ------------
                INDIA - 0.3%
       260,000  ICICI Bank Ltd. (USD) (h)....................................     6.38%       04/30/22          263,863
                                                                                                           ------------
                KAZAKHSTAN - 1.4%
       480,000  Kazakhstan Temir Zholy Finance BV (USD)......................     6.38%       10/06/20          502,800
       800,000  Zhaikmunai LLP (USD) (c).....................................     7.13%       11/13/19          704,000
                                                                                                           ------------
                                                                                                              1,206,800
                                                                                                           ------------
                MEXICO - 2.1%
       270,000  Alfa SAB de CV (USD).........................................     6.88%       03/25/44          280,125
       430,000  Cemex SAB de CV (USD) (c)....................................     7.75%       04/16/26          452,188
     4,800,000  Petroleos Mexicanos (MXN)....................................     7.19%       09/12/24          237,731
       400,000  Sixsigma Networks Mexico S.A. de CV (USD) (c)................     8.25%       11/07/21          400,000
       490,000  Unifin Financiera SAPI de CV SOFOM ENR (USD).................     6.25%       07/22/19          483,140
                                                                                                           ------------
                                                                                                              1,853,184
                                                                                                           ------------
                NETHERLANDS - 0.2%
       200,000  GTH Finance BV (USD) (c).....................................     7.25%       04/26/23          209,000
                                                                                                           ------------
                NIGERIA - 0.4%
       400,000  Zenith Bank PLC (USD) (c)....................................     6.25%       04/22/19          378,000
                                                                                                           ------------
                PARAGUAY - 0.4%
       350,000  Banco Regional SAECA (USD) (c)...............................     8.13%       01/24/19          368,813
                                                                                                           ------------
                PERU - 0.2%
       200,000  Union Andina de Cementos SAA (USD)...........................     5.88%       10/30/21          203,200
                                                                                                           ------------
                RUSSIA - 1.7%
       430,000  Evraz Group S.A. (USD) (c)...................................     6.50%       04/22/20          440,213
       338,000  Global Ports Finance PLC (USD) (c)...........................     6.87%       01/25/22          350,253
       350,000  Lukoil International Finance BV (USD)........................     4.56%       04/24/23          355,153
       310,000  Sberbank of Russia Via SB Capital S.A. (USD).................     6.13%       02/07/22          343,500
                                                                                                           ------------
                                                                                                              1,489,119
                                                                                                           ------------
                TURKEY - 0.6%
       200,000  Arcelik AS (USD) (c).........................................     5.00%       04/03/23          198,550
       300,000  Yasar Holdings AS (USD) (c)..................................     8.88%       05/06/20          319,560
                                                                                                           ------------
                                                                                                                518,110
                                                                                                           ------------
                UNITED ARAB EMIRATES - 0.8%
       600,000  Jafz Sukuk Ltd. (USD)........................................     7.00%       06/19/19          671,250
                                                                                                           ------------
                VENEZUELA - 0.3%
       253,333  Petroleos de Venezuela S.A. (USD)............................     8.50%       11/02/17          177,847
       270,000  Petroleos de Venezuela S.A. (USD)............................     9.00%       11/17/21          116,707
                                                                                                           ------------
                                                                                                                294,554
                                                                                                           ------------
                TOTAL FOREIGN CORPORATE BONDS AND NOTES..................................................    13,646,720
                (Cost $13,763,355)                                                                         ------------


Page 12                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

                                                       DESCRIPTION                                            VALUE
                -----------------------------------------------------------------------------------------  ------------
                TOTAL INVESTMENTS - 105.4%...............................................................  $ 92,839,403
                (Cost $86,688,065) (k)

                OUTSTANDING LOANS - (6.6%)...............................................................    (5,800,000)

                NET OTHER ASSETS AND LIABILITIES - 1.2%..................................................     1,093,883
                                                                                                           ------------
                NET ASSETS - 100.0%......................................................................  $ 88,133,286
                                                                                                           ============

-----------------------------

(a) All of these securities are available to serve as collateral for the outstanding loans.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At June 30, 2016, securities noted as such are valued at $28,123,187 or 31.9% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc., the Fund's investment sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgement. At June 30, 2016, securities noted as such amounted to $13,811,007 or 15.7% of net assets.

(d) Floating rate security. The interest rate shown reflects the rate in effect at June 30, 2016.

(e) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Fund's investment sub-advisor.

(f) This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(g) This issuer has filed for bankruptcy protection in a Sao Paulo state court.

(h) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(i) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2F - Restricted Securities in the Notes to the Financial Statements).

(j)   Perpetual maturity.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,528,348 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,377,010.

ADR   American Depositary Receipt

Currency Abbreviations:
  BRL Brazilian Real
  EUR Euro
  GBP British Pound Sterling
  GHS Ghanaian Cedi
  HKD Hong Kong Dollar
  HUF Hungarian Forint
  IDR Indonesian Rupiah
  INR Indian Rupee
  KRW South Korean Won
  MXN Mexican Peso
  MYR Malaysian Ringgit
  PEN Peruvian New Sol
  PHP Philippines Peso
  PLN Polish Zloty
  RON Romanian Leu
  RUB Russian Ruble
  THB Thailand Baht
  TRY Turkish Lira
  TWD Taiwan New Dollar
  USD United States Dollar
  ZAR South African Rand


                        See Notes to Financial Statements                Page 13

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                   ASSETS TABLE
                                                                                        LEVEL 2         LEVEL 3
                                                          TOTAL         LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT        QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        6/30/2016        PRICES          INPUTS          INPUTS
---------------------------------------------------    ------------   ------------   --------------   ------------
Common Stocks:
     Brazil........................................    $  4,182,710   $  4,182,710   $           --   $         --
     Chile.........................................         473,771        473,771               --             --
     Italy.........................................         573,916        573,916               --             --
     Mexico........................................       3,137,766      3,137,766               --             --
     Russia........................................       1,588,766        813,735          775,031             --
     United States.................................         538,980        538,980               --             --
     Other Country Categories*.....................      27,348,156             --       27,348,156             --
                                                       ------------   ------------   --------------   ------------
        Total Common Stocks........................      37,844,065      9,720,878       28,123,187             --
                                                       ------------   ------------   --------------   ------------
Foreign Sovereign Bonds and Notes*.................      41,348,618             --       41,348,618             --
Foreign Corporate Bonds and Notes*.................      13,646,720             --       13,646,720             --
                                                       ------------   ------------   --------------   ------------
Total Investments..................................    $ 92,839,403   $  9,720,878   $   83,118,525   $         --
                                                       ------------   ------------   --------------   ------------
Forward Foreign Currency Contracts**...............         114,136             --          114,136             --
                                                       ------------   ------------   --------------   ------------
Total..............................................    $ 92,953,539   $  9,720,878   $   83,232,661   $         --
                                                       ============   ============   ==============   ============

                                                LIABILITIES TABLE
                                                                                        LEVEL 2         LEVEL 3
                                                          TOTAL         LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT        QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        6/30/2016        PRICES          INPUTS          INPUTS
---------------------------------------------------    ------------   ------------   --------------   ------------
Forward Foreign Currency Contracts**...............    $    (26,747)  $         --   $      (26,747)  $         --
                                                       ============   ============   ==============   ============

*  See Portfolio of Investments for country breakout.
** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


Page 14                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

FORWARD FOREIGN CURRENCY CONTRACTS(SEE NOTE 2C - FORWARD FOREIGN CURRENCY CONTRACTS IN THE NOTES TO FINANCIAL STATEMENTS).

                                         FORWARD FOREIGN CURRENCY CONTRACTS
                            -------------------------------------------------------------
                                                                            PURCHASE             SALE           UNREALIZED
 SETTLEMENT                        AMOUNT                AMOUNT            VALUE AS OF        VALUE AS OF      APPRECIATION
    DATE      COUNTERPARTY      PURCHASED (a)           SOLD (a)          JUNE 30, 2016      JUNE 30, 2016    (DEPRECIATION)
------------  ------------  ---------------------  -------------------  -----------------  -----------------  --------------
  07/14/16        CIT       USD             9,809  MXN         183,588  $           9,809  $          10,037  $         (228)
  07/14/16        CIT       MXN            86,963  USD           4,646              4,754              4,646             108
  07/14/16        CIT       MXN         8,244,000  USD         474,245            450,336            474,245         (23,909)
  07/14/16         GS       MXN         1,817,000  USD          98,080             99,255             98,080           1,175
  07/14/16        CIT       USD         2,381,518  MXN      42,754,000          2,381,518          2,335,474          46,044
  07/14/16        JPM       MXN        32,693,000  USD       1,719,074          1,785,883          1,719,074          66,809
  08/26/16        JPM       INR        32,218,000  USD         475,192            472,582            475,192          (2,610)
                                                                                                              --------------
Net Unrealized Appreciation (Depreciation)..................................................................  $       87,389
                                                                                                              ==============

(a)   Please see Portfolio of Investments for currency descriptions.

See Note 2D - Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts' assets and liability on a gross basis.

Counterparty Abbreviations:
   CIT  Citibank, NA
    GS  Goldman Sachs
   JPM  JPMorgan Chase

CURRENCY EXPOSURE                     % OF TOTAL
DIVERSIFICATION                      INVESTMENTS +
--------------------------------------------------
USD                                      38.5%
INR                                       7.2
BRL                                       7.1
RUB                                       5.8
ZAR                                       5.8
TRY                                       5.2
HKD                                       5.1
IDR                                       4.4
MXN                                       3.3
PLN                                       3.2
KRW                                       2.6
PEN                                       2.2
THB                                       2.0
TWD                                       1.9
PHP                                       1.8
HUF                                       1.1
MYR                                       0.7
RON                                       0.6
EUR                                       0.5
GHS                                       0.5
GBP                                       0.5
--------------------------------------------------
                             Total      100.0%
                                        ======

+ The weightings include the impact of currency forwards.


                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $86,688,065)..........................................................................      $ 92,839,403
Cash...........................................................................................           482,700
Foreign currency (Cost $54,558)................................................................            54,512
Unrealized appreciation on forward foreign currency contracts..................................           114,136
Receivables:
   Interest....................................................................................         1,232,286
   Dividends...................................................................................           157,680
   Investment securities sold..................................................................            90,508
   Miscellaneous...............................................................................            40,381
   Dividend reclaims...........................................................................             4,833
Prepaid expenses...............................................................................             7,842
                                                                                                     ------------
   Total Assets................................................................................        95,024,281
                                                                                                     ------------
LIABILITIES:
Outstanding loan...............................................................................         5,800,000
Unrealized depreciation on forward foreign currency contracts..................................            26,747
Payables:
   Investment securities purchased.............................................................           766,174
   Deferred foreign capital gains tax..........................................................           128,493
   Investment advisory fees....................................................................            75,754
   Audit and tax fees..........................................................................            32,198
   Custodian fees..............................................................................            24,223
   Administrative fees.........................................................................            13,908
   Printing fees...............................................................................            12,922
   Transfer agent fees.........................................................................             4,252
   Legal fees..................................................................................             1,348
   Financial reporting fees....................................................................               771
   Interest and fees on loan...................................................................               224
   Trustees' fees and expenses.................................................................               152
Other liabilities..............................................................................             3,829
                                                                                                     ------------
   Total Liabilities...........................................................................         6,890,995
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 88,133,286
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 84,302,541
Par value......................................................................................            52,515
Accumulated net investment income (loss).......................................................        (2,004,360)
Accumulated net realized gain (loss) on investments, forward foreign currency
   contracts and foreign currency transactions.................................................          (356,142)
Net unrealized appreciation (depreciation) on investments, forward foreign
  currency contracts and foreign currency translation..........................................         6,138,732
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 88,133,286
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      16.78
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         5,251,569
                                                                                                     ============


Page 16                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $5,453)............................................      $  1,846,932
Dividends (net of foreign withholding tax of $65,847)..........................................           599,647
Other..........................................................................................               748
                                                                                                     ------------
   Total investment income.....................................................................         2,447,327
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           440,679
Custodian fees.................................................................................            82,913
Interest and fees on loan......................................................................            39,666
Administrative fees............................................................................            37,836
Audit and tax fees.............................................................................            30,642
Foreign capital gains tax......................................................................            23,727
Printing fees..................................................................................            18,781
Transfer agent fees............................................................................            17,820
Trustees' fees and expenses....................................................................             8,940
Financial reporting fees.......................................................................             4,625
Legal fees.....................................................................................             2,739
Other..........................................................................................            21,216
                                                                                                     ------------
   Total expenses..............................................................................           729,584
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         1,717,743
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         1,519,619
   Forward foreign currency contracts..........................................................          (110,401)
   Foreign currency transactions...............................................................        (1,698,977)
                                                                                                     ------------
Net realized gain (loss).......................................................................          (289,759)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................         9,628,357
   Forward foreign currency contracts..........................................................            52,621
   Foreign currency translation................................................................            53,368
Net change in deferred foreign capital gains tax...............................................           (14,383)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................         9,719,963
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         9,430,204
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 11,147,947
                                                                                                     ============


                        See Notes to Financial Statements                Page 17

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE
                                                                                         SIX MONTHS        FOR THE
                                                                                            ENDED           YEAR
                                                                                          6/30/2016         ENDED
                                                                                         (UNAUDITED)     12/31/2015
                                                                                        -------------   -------------
OPERATIONS:
Net investment income (loss)......................................................      $   1,717,743   $   3,451,751
Net realized gain (loss)..........................................................           (289,759)     (4,563,042)
Net change in unrealized appreciation (depreciation)..............................          9,719,963      (8,823,189)
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from operations...................         11,147,947      (9,934,480)
                                                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................         (3,678,870)             --
Return of capital.................................................................                 --      (7,445,649)
                                                                                        -------------   -------------
Total distributions to shareholders...............................................         (3,678,870)     (7,445,649)
                                                                                        -------------   -------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares.......................................................           (480,654)       (527,625)
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions.........           (480,654)       (527,625)
                                                                                        -------------   -------------
Total increase (decrease) in net assets...........................................          6,988,423     (17,907,754)

NET ASSETS:
Beginning of period...............................................................         81,144,863      99,052,617
                                                                                        -------------   -------------
End of period.....................................................................      $  88,133,286   $  81,144,863
                                                                                        =============   =============
Accumulated net investment income (loss) at end of period.........................      $  (2,004,360)  $     (43,233)
                                                                                        =============   =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period..............................................          5,289,339       5,327,785
Common Shares repurchased*........................................................            (37,770)        (38,446)
                                                                                        -------------   -------------
Common Shares at end of period....................................................          5,251,569       5,289,339
                                                                                        =============   =============

-----------------------------

* On September 15, 2015, the Fund commenced a Share Repurchase Program. The program originally expired on March 15, 2016, but on March 15, 2016, the Fund announced that the Board of Trustees authorized the continuation of the Share Repurchase Program. For the six months ended June 30, 2016, and the year ended December 31, 2015, the Fund repurchased 37,770 and 38,446 of its shares, respectively, at a weighted-average discount of 15.16% and 15.14%, respectively, from net asset value per share. The Fund expects to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 190,173 common shares (for an aggregate of 266,389), or
  (ii) September 15, 2016.


Page 18                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................   $  11,147,947
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................     (29,489,418)
      Sales, maturities and paydowns of investments.............................      32,414,183
      Net amortization/accretion of premiums/discounts on investments...........         (92,696)
      Net realized gain/loss on investments.....................................      (1,519,619)
      Net realized gain/loss on foreign currency transactions (a)...............       1,800,786
      Net change in unrealized appreciation/depreciation on forward foreign
        currency contracts......................................................         (52,621)
      Net change in unrealized appreciation/depreciation on investments.........      (9,628,357)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................        (243,056)
      Increase in dividend reclaim receivable...................................          (2,332)
      Increase in dividends receivable..........................................         (56,002)
      Increase in prepaid expenses..............................................          (6,950)
      Decrease in interest and fees on loan payable.............................          (5,798)
      Increase in investment advisory fees payable..............................             142
      Decrease in audit and tax fees payable....................................         (26,002)
      Decrease in legal fees payable............................................             (85)
      Decrease in printing fees payable.........................................          (1,339)
      Increase in administrative fees payable...................................           1,438
      Decrease in custodian fees payable........................................         (16,716)
      Decrease in transfer agent fees payable...................................          (1,266)
      Increase in Trustees' fees and expenses payable...........................             102
      Increase in deferred foreign capital gains tax............................          14,383
      Increase in other liabilities payable.....................................           1,441
                                                                                   -------------
CASH USED IN OPERATING ACTIVITIES...............................................                    $   4,238,165
                                                                                                    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Repurchase of Common Shares...............................................        (480,654)
      Distributions to Common Shareholders from net investment income...........      (3,678,870)
                                                                                   -------------
CASH USED IN FINANCING ACTIVITIES...............................................                       (4,159,524)
                                                                                                    -------------
Increase in cash and foreign currency (b).......................................                           78,641
Cash and foreign currency at beginning of period................................                          458,571
                                                                                                    -------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD......................................                    $     537,212
                                                                                                    =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                    $      45,464
                                                                                                    =============

-----------------------------

(a) This amount is a component of net realized gain/(loss) on foreign currency transactions as shown on the Statement of Operations

(b) Includes net change in unrealized appreciation (depreciation) on foreign currency of $53,368.


                        See Notes to Financial Statements                Page 19

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED                            YEAR ENDED DECEMBER 31,
                                              6/30/2016    -------------------------------------------------------------------
                                             (UNAUDITED)      2015          2014          2013          2012          2011
                                             -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.......   $   15.34     $   18.59     $   20.61     $   23.67     $   20.30     $   22.77
                                              ---------     ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.33          0.65          0.77          0.79          0.90          0.98
Net realized and unrealized gain (loss)....        1.79         (2.52)        (1.39)        (2.45)         3.87         (2.05)
                                              ---------     ---------     ---------     ---------     ---------     ---------
Total from investment operations...........        2.12         (1.87)        (0.62)        (1.66)         4.77         (1.07)
                                              ---------     ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.70)           --         (0.32)        (0.76)        (0.88)        (0.74)
Net realized gain..........................          --            --         (0.44)        (0.64)        (0.52)        (0.66)
Return of capital..........................          --         (1.40)        (0.64)           --            --            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
Total from distributions...................       (0.70)        (1.40)        (1.40)        (1.40)        (1.40)        (1.40)
                                              ---------     ---------     ---------     ---------     ---------     ---------
Common share repurchases...................        0.02          0.02            --            --            --            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period.............   $   16.78     $   15.34     $   18.59     $   20.61     $   23.67     $   20.30
                                              =========     =========     =========     =========     =========     =========
Market value, end of period................   $   14.72     $   13.06     $   16.45     $   18.05     $   22.05     $   17.82
                                              =========     =========     =========     =========     =========     =========
TOTAL RETURN BASED ON NET ASSET VALUE (a)..       14.78%        (9.16)%       (2.49)%       (6.49)%       24.36%        (4.18)%
                                              =========     =========     =========     =========     =========     =========
TOTAL RETURN BASED ON MARKET VALUE (a).....       18.27%       (12.61)%       (1.47)%      (12.13)%       32.02%       (10.17)%
                                              =========     =========     =========     =========     =========     =========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......   $  88,133     $  81,145     $  99,053     $ 109,813     $ 126,093     $ 108,174
Ratio of expenses to average net assets....        1.77% (b)     1.69%         1.71%         1.75%         1.78%         1.68%
Ratio of total expenses to average net
   assets excluding interest expense.......        1.68% (b)     1.62%         1.64%         1.68%         1.70%         1.61%
Ratio of net investment income (loss) to
   average net assets......................        4.17% (b)     3.66%         3.73%         3.57%         4.04%         4.47%
Portfolio turnover rate....................          33%           44%           48%          50%            49%           51%
INDEBTEDNESS:
Total loan outstanding (in 000's)..........   $   5,800     $   5,800     $   5,800     $   5,800     $   5,800     $   5,800
Asset coverage per $1,000 of
   indebtedness (c)........................   $  16,195     $  14,990     $  18,078     $  19,933     $  22,740     $  19,651

-----------------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b)   Annualized.

(c) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


Page 20                 See Notes to Financial Statements


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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities amortized cost.

      Common stocks and other securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market, LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked prices, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by a third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of security;

            4) the financial statements of the issuer, or the financial condition of the country of issue;

            5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

           12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           13)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or pricing services;

            6)    relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


If the equity security in question is a foreign security, the following additional information may be considered:

            1) the value of similar foreign securities traded on other foreign markets;

            2)    ADR trading of similar securities;

            3)    closed-end fund trading of similar securities;

            4)    foreign currency exchange activity;

            5) the trading prices of financial products that are tied to baskets of foreign securities;

            6) factors relating to the event that precipitated the pricing problem;

            7)    whether the event is likely to recur; and

            8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2016, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in "Net change in unrealized appreciation(depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At June 30, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                              Gross Amounts
                                                                                            not Offset in the
                                                                                               Statement of
                                                                       Net Amounts of     Assets and Liabilities
                             Gross amounts of      Gross Amounts      Assets Presented   ------------------------
                                Recognized         Offset in the      in the Statement                 Collateral
                                 Amounts        Statement of Assets    of Assets and      Financial     Amounts
                                  Assets          and Liabilities       Liabilities      Instruments    Received    Net Amount
------------------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*       $    114,136       $        --           $    114,136       $ (26,747)    $   --       $ 87,389


                                                                                              Gross Amounts
                                                                                            not Offset in the
                                                                       Net Amounts of          Statement of
                                                                        Liabilities       Assets and Liabilities
                             Gross amounts of      Gross Amounts      Presented in the   ------------------------
                                Recognized         Offset in the        Statement of                   Collateral
                                 Amounts        Statement of Assets      Assets and       Financial     Amounts
                               Liabilities        and Liabilities       Liabilities      Instruments    Pledged     Net Amount
------------------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*       $   (26,747)       $        --           $   (26,747)       $  26,747     $   --       $   --

* The respective counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of June 30, 2016, the Fund held restricted securities as shown in the following table that Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.

                                              ACQUISITION       PAR         CURRENT      CARRYING                    % OF NET
SECURITY                                         DATE         AMOUNT         PRICE         COST          VALUE        ASSETS
-------------------------------------------------------------------------------------------------------------------------------
OAS Finance Ltd, 8.88%                         4/18/2013      350,000       $ 1.65      $   350,000   $     5,775      0.01%
OAS Investments GmbH, 8.25%, 10/19/19         10/15/2012      200,000         0.51          200,000         1,020      0.00*
                                                                                        ---------------------------------------
                                                                                        $   550,000   $     6,795      0.01%
                                                                                        =======================================

* Amount is less than 0.01%.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from:
Ordinary income.................................  $          --
Capital gain....................................             --
Return of capital...............................      7,445,649

As of December 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $          --
Undistributed capital gains.....................             --
                                                  -------------
Total undistributed earnings....................             --
Accumulated capital and other losses............        (29,495)
Net unrealized appreciation (depreciation)......     (3,635,946)
                                                  -------------
Total accumulated earnings (losses).............     (3,665,441)
Other...........................................        (25,406)
Paid-in capital.................................     84,835,710
                                                  -------------
Net assets......................................  $  81,144,863
                                                  =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


H. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Foreign capital gains tax" on the Statement of Operations.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2015, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2015, the Fund incurred and elected to defer capital losses of $29,495.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of June 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's Custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNY are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for six months ended June 30, 2016, were $29,216,387 and $31,129,678, respectively.

                          5. DERIVATIVES TRANSACTIONS

The following table presents the type of derivative held by the Fund at June 30, 2016, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.

                                                ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                     ---------------------------------------  ----------------------------------------
DERIVATIVE                           STATEMENT OF ASSETS AND                  STATEMENT OF ASSETS AND
INSTRUMENT          RISK EXPOSURE     LIABILITIES LOCATION        VALUE        LIABILITIES LOCATION         VALUE
------------------  ---------------  -----------------------  --------------  -----------------------  ---------------
                                     Unrealized appreciation                  Unrealized depreciation
Forward foreign                      on forward foreign                       on forward foreign
currency contracts  Currency Risk    currency contracts       $   114,136     currency contracts       $   (26,747)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts  $      (110,401)
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                   $        52,621

During the six months ended June 30, 2016, notional values of forward foreign currency contracts opened and closed were $37,977,939 and $30,255,890, respectively.

                                 6. BORROWINGS

The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $15,000,000. The borrowing rate under the revolving credit facility is equal to the 1-month LIBOR plus 75 basis points. As of June 30, 2016, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000. For six months ended June 30, 2016, the average amount outstanding was $5,800,000. The high and low annual interest rates during the six months ended June 30, 2016 were 1.21% and 1.07%, respectively, and the weighted average interest rate was 1.17%. The interest rate at June 30, 2016 was 1.21%. The Fund pays a commitment fee of 0.15% (or 0.25% if loan balance drops below 75% of total commitment) per year, which is included in "Interest and fees on loan" on the Statement of Operations. The revolving credit facility is scheduled to expire on November 4, 2016, but it can be renewed annually.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as the Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 3,297,630, the number of votes withheld was 1,106,607 and the number of broker non-votes was 865,840. The number of votes cast in favor of Mr. Nielson was 3,294,990, the number of votes withheld was 1,109,247 and the number of broker non-votes was 865,840. Richard
E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATION REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor") for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fee rates payable by the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 13, 2016 meeting, the Board also received a presentation from representatives of the Sub-Advisor, including one of the portfolio managers, one

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


of the portfolio managers, discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) none of the peer funds employs an advisor/sub-advisor management structure with an unaffiliated sub-advisor; and (iv) all of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds or are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one- and five-year periods and underperformed the MPI Peer Group average for the three-year period ended December 31, 2015. The Board also noted that the Fund underperformed its blended benchmark in the one- and three-year periods, but outperformed in the five-year period. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund's returns. The Board also received information on the Fund's annual distribution rate as of December 31, 2015 and the Fund's average trading discount during 2015 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continued to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the estimated profitability of the Sub Advisory Agreement appeared to be not unreasonable in

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


light of the services provided to the Fund. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2016 (UNAUDITED)


Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                        (C) TOTAL NUMBER OF           (D) MAXIMUM NUMBER (OR
                 (A) TOTAL NUMBER      (B) AVERAGE       SHARES (OR UNITS)           APPROXIMATE DOLLAR VALUE)
                    OF SHARES           PRICE PAID      PURCHASED AS PART OF         OF SHARES (OR UNITS) THAT
                    (OR UNITS)          PER SHARE        PUBLICLY ANNOUNCED         MAY YET BE PURCHASED UNDER
   PERIOD           PURCHASED           (OR UNIT)        PLANS OR PROGRAMS             THE PLANS OR PROGRAMS
Month #1
(01/01/2016 -
01/31/2016)           19,262             $12.405               57,708                         208,681

Month #2
(02/01/2016 -         10,588             $12.385               68,296                         198,093
02/29/2016)

Month #3
(03/01/2016 -          1,377             $13.749               69,673                         196,716
03/31/2016)

Month #4
(04/01/2016 -          3,843             $14.017               73,516                         192,873
04/30/2016)

Month #5
(05/01/2016 -          2,700             $13.992               76,216                         190,173
05/31/2016)

Month #6
(06/01/2016 -              0                   0               76,216                         190,173
06/30/2016)

Total                 37,770             $12.726               76,216                         190,173

On September 15, 2015, the Fund commenced a Share Repurchase Program. The program originally expired on March 15, 2016, but on March 15, 2016, the Fund announced that the Board of Trustees authorized the continuation of the Share Repurchase Program. For the six months ended June 30, 2016, and the year ended December 31, 2015, the Fund repurchased 37,770 and 38,446 of its shares, respectively, at a weighted-average discount of 15.16% and 15.14%, respectively, from net asset value per share. The Fund expects to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 190,173 common shares (for an aggregate of 266,389), or (ii) September 15, 2016.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust/Aberdeen Emerging Opportunity Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 22, 2016
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 22, 2016
     ------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: August 22, 2016
     ------------------

* Print the name and title of each signing officer under his or her signature.